UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 00487

Security Large Cap Value Fund
(Exact name of registrant as specified in charter)

805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
(Address of principal executive offices) (Zip code)

Donald C. Cacciapaglia, President

Security Large Cap Value Fund
805 King Farm Boulevard, Suite 600
Rockville, Maryland 20850
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-301-296-5100

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. §3507.

Item 1. Reports to Stockholders.

FUNDAMENTAL ALPHA

LARGE CAP VALUE FUND

LARGE CAP VALUE INSTITUTIONAL FUND

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THE GUGGENHEIM FUNDS ANNUAL REPORT | 1

September 30, 2012

Dear Shareholder:

Security Investors, LLC (the “Investment Adviser”) is pleased to present the annual shareholder report for two of our mutual funds (the “Funds”).

The Investment Adviser is a part of Guggenheim Investments, which represents the investment management businesses of Guggenheim Partners, LLC, a global, diversified financial services firm.

This report covers performance of the following Funds for the annual period ended September 30, 2012, with the name of each Fund followed by its ticker symbol:

-Large Cap Value Fund (SECIX)*

-Large Cap Value Institutional Fund (SLCIX)

Rydex Distributors, LLC, the distributor of the Funds, is committed to providing investors with innovative investment solutions; as of the date of this report, we offer a wide range of domestic and global themes in our funds and a distinctive ETF line-up.

To learn more about economic and market conditions over the 12 months ended September 30, 2012 and the objective and performance of each Fund, we encourage you to read the Economic and Market Overview section of the report, which follows this letter, and the Manager’s Commentary for each Fund.

Sincerely,

Donald C. Cacciapaglia
President
October 31, 2012

* Ticker symbol is for A-Class shares.

Read each fund’s prospectus and summary prospectus (if available) carefully before investing. It contains the fund’s investment objectives, risks, charges, expenses and other information, which should be considered carefully before investing. Obtain a prospectus and summary prospectus (if available) at guggenheiminvestments.com or call 800.820.0888.

2 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ECONOMIC AND MARKET OVERVIEW	September 30, 2012

Amidst the negative headlines concerning the potential fiscal cliff in the U.S., further turmoil in Europe and worsening economic data from China, the U.S. economy has shown surprising resilience, with signs of rising consumer sentiment and a recovery in housing. The U.S. housing market appears to have passed its bottom and real estate prices have begun to pick up. Our expectation is that a period of continued low interest rates will likely reinforce the rise in home prices and sales. Rising home prices will increase household net worth, which will translate into greater consumption via the wealth effect, and is supportive of overall economic growth. The recent rise in headline inflation, led by increases in energy and food prices, is likely to be transitory. Inflationary pressures should remain muted in the medium-term given the substantial slack in the economy.

The U.S. economy continues to press forward despite the current headwinds, and we believe the current macroeconomic environment remains constructive for risk assets, especially in the U.S. Stocks in the U.S. appear to be undervalued by most measures, and should benefit from continued capital inflow and the Federal Reserve’s accommodative monetary policy. We continue to see attractive value in credit products on a relative basis. This positive outlook for fixed income, however, is limited to spread (or non-government) sectors. Treasury prices, particularly in the ten-year segment, appear rich. As a result, Treasuries are not a significant holding in the portfolios.

On the international front, uncertainty continues to weigh on European markets. European policymakers appear to be coming closer to a consensus on the need for a fiscal union, albeit at a glacial pace. This would be a positive development in our view and is necessary for a resolution of the current crisis. In China, a recent batch of economic data suggests that the odds of a hard landing have increased materially. We expect an announcement of additional stimulus measures after the government transition next year, but not on the scale of the previous round of stimulus from 2009. Although a stimulus would be supportive of economic growth, we expect China’s headline growth to slow from its breakneck pace of the past decade.

Beginning in October 2011, the U.S. stock market moved up fairly consistently, except for a second-quarter pullback caused by lower earnings and GDP, with the Standard & Poor’s 500 Index (the “S&P 500”)* closing on its highest level since early 2008 late in the period. (All returns cited are for the 12-month period ended September 30, 2012.) The S&P 500, which is generally regarded as an indicator of the broad U.S. stock market, returned 30.20%. Most foreign equity markets were also strong. The Morgan Stanley Capital International (“MSCI”) Europe-Australasia-Far East (“EAFE”) Index*, which is composed of approximately 1,100 companies in 20 developed countries in Europe and the Pacific Basin, returned 13.75%. The MSCI Emerging Markets Index*, which measures stock market performance in global emerging markets, returned 16.93%.

The search for yield continued to attract investors to the U.S. bond markets, helping performance, with lower-rated bonds outperforming higher-quality issues. The return of the Barclays U.S. Aggregate Bond Index*, which is a proxy for the U.S. investment grade bond market, returned 5.14%, while return of the Barclays U.S. Corporate High Yield Index* was 19.37%.

Reflecting the Federal Reserve’s continuing accommodative monetary policy, interest rates on short-term securities remained at their lowest levels in many years; the return of the Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index* was 0.07%.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

*Index Definitions:

The following indices are referenced throughout this report. Indices are unmanaged and not available for direct investment. Index performance does not reflect transaction cost, fees, or expenses.

Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar denominated, fixed-rate taxable bond market, including U.S. Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM pass-throughs), ABS, and CMBS.

Barclays U.S. Corporate High Yield Index measures the market of USD-denominated, non-investment grade, fixed-rate, taxable corporate bonds. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.

Bank of America Merrill Lynch 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days that assumes reinvestment of all income.

MSCI EAFE Index is a capitalization weighted measure of stock markets in Europe, Australasia and the Far East.

MSCI Emerging Markets Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance in the global emerging markets.

Standard & Poor’s 500 Index (the “S&P 500”) is a capitalization-weighted index of 500 stocks designed to measure the performance of the broad economy, representing all major industries and is considered a representation of the U.S. stock market.

Russell 1000® Value Index is a measure of the performance for the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 3

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited)

All mutual funds have operating expenses and it is important for our shareholders to understand the impact of costs on their investments. Shareholders of a Fund incur two types of costs: (i) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; and exchange fees; and (ii) ongoing costs, including management fees, administrative services, and shareholder reports, among others. These ongoing costs, or operating expenses, are deducted from a fund’s gross income and reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets, which is known as the expense ratio. The following examples are intended to help investors understand the ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000 made at the beginning of the period and held for the entire six-month period beginning March 31, 2012 and ending September 30, 2012.

The following tables illustrate a Fund’s costs in two ways:

Table 1. Based on actual Fund return. This section helps investors estimate the actual expenses paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the fourth column shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. Investors may use the information here, together with the amount invested, to estimate the expenses paid over the period. Simply divide the Fund’s account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number provided under the heading “Expenses Paid During Period.”

Table 2. Based on hypothetical 5% return. This section is intended to help investors compare a Fund’s cost with those of other mutual funds. The table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid during the period. The example is useful in making comparisons because the U.S. Securities and Exchange Commission (the “SEC”) requires all mutual funds to calculate expenses based on the 5% return. Investors can assess a Fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

The calculations illustrated above assume no shares were bought or sold during the period. Actual costs may have been higher or lower, depending on the amount of investment and the timing of any purchases or redemptions.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) on purchase payments, and contingent deferred sales charges (“CDSC”) on redemptions, if any. Therefore, the second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

More information about a Fund’s expenses, including annual expense ratios for the past five years, can be found in the Financial Highlights section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate Fund prospectus.

4 | THE GUGGENHEIM FUNDS ANNUAL REPORT

ABOUT SHAREHOLDERS’ FUND EXPENSES (Unaudited) (concluded)

			Beginning	Ending	Expenses
	Expense	Fund	Account Value	Account Value	Paid During
	Ratio[1]	Return	March 31, 2012	September 30, 2012	Period[2]
Table 1. Based on actual Fund return[3]

Large Cap Value Fund
A-Class	1.22%	1.03%	$1,000.00	$1,010.30	$6.13
B-Class[4]	0.97%	1.19%	1,000.00	1,011.90	4.88
C-Class	1.97%	0.65%	1,000.00	1,006.50	9.88
Large Cap Value Institutional Fund	1.03%	0.71%	1,000.00	1,007.10	5.17

Table 2. Based on hypothetical 5% return (before expenses)

Large Cap Value Fund
A-Class	1.22%	5.00%	$1,000.00	$1,018.90	$6.16
B-Class[4]	0.97%	5.00%	1,000.00	1,020.15	4.90
C-Class	1.97%	5.00%	1,000.00	1,015.15	9.92
Large Cap Value Institutional Fund	1.03%	5.00%	1,000.00	1,019.85	5.20

[1]	Annualized and excludes expenses of the underlying funds in which the Funds invest.
[2]	Expenses are equal to the Fund’s annualized expense ratio, net of any applicable fee waivers, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).
[3]	Actual cumulative return at net asset value for the period March 31, 2012 to September 30, 2012.
[4]	B-Class shares did not charge 12b-1 fees during the period.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 5

MANAGER’S COMMENTARY (Unaudited)	September 30, 2012

To Our Shareholders:

For the fiscal year ended September 30, 2012, the Large Cap Value Fund returned 27.90%1, compared with the Russell 1000® Value Index, which returned 30.92%.

Our strategy is to select securities of companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. Our investment approach is a defined and disciplined process with three key philosophical tenets that drive our investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.

Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a corresponding valuation target for each company. We construct the portfolio based on the level of conviction generated by the bottom-up analysis and the upside/downside profile associated with each company.

The portfolio’s performance was helped by good stock selection in the Consumer Staples sector and an underweight in the Utilities sector. Utilities have a rich valuation, and the underweight has benefited the portfolio over the period. However, these benefits were not enough to offset poor stock selection in the Health Care and Industrials sectors, despite an overweight in the Industrials sector that contributed to performance.

The holdings contributing most to portfolio performance over the period were Equifax, Inc., Williams Companies, Inc. and Lowe’s Companies, Inc. The main detractors were DeVry, Inc., Hospira, Inc. and Hewlett-Packard Co.

We remain focused on searching for companies we think have good long-term fundamental prospects and attractive valuations that are likely to generate strong performance relative to the broader market, regardless of macroeconomic events.

We appreciate your business and the trust you place in us.

Sincerely,

Mark A. Mitchell, CFA, Portfolio Manager

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures are based on A-Class shares and do not reflect deduction of the sales charges or taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and, in the absence of such waivers, the performance quoted would be reduced.

This fund may not be suitable for all investors. • An investment in the Fund will fluctuate and is subject to investment risks, which means an investor could lose money. • The intrinsic value of the underlying stocks may never be realized or the stock may decline in value. The Fund is subject to risk that large-captialization stocks may under perform other segments of the equity market or the equity markets as a whole.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

6 | THE GUGGENHEIM FUNDS ANNUAL REPORT

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2012

LARGE CAP VALUE FUND

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/12

	1 Year	5 Year	10 Year
A-Class Shares	27.90%	-1.60%	7.22%
A-Class Shares with sales charge†	21.80%	-2.76%	6.59%
B-Class Shares	28.23%	-1.51%	6.85%
B-Class Shares with CDSC‡	23.23%	-1.87%	6.85%
C-Class Shares	26.95%	-2.46%	6.35%
C-Class Shares with CDSC§	25.95%	-2.46%	6.35%
Russell 1000 Value Index	30.92%	-0.90%	8.17%

Holdings Diversification

(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Dates:
A-Class	August 7, 1944
B-Class	October 19, 1993
C-Class	January 29, 1999

Ten Largest Holdings (% of Total Net Assets)
Chevron Corp.	3.9%
Wells Fargo & Co.	3.9%
Western Union Co.	3.5%
Edison International	3.3%
Aetna, Inc.	3.3%
Time Warner, Inc.	3.1%
Williams Companies, Inc.	3.1%
Aon plc	3.1%
Computer Sciences Corp.	3.0%
Berkshire Hathaway, Inc. — Class A	2.9%
Top Ten Total	33.1%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.
†	Effective February 22, 2011, the maximum sales charge decreased from 5.75% to 4.75%. A 5.75% maximum sales charge is used in the calculation of the 5 Year and 10 Year average annual returns (based on subscriptions made prior to February 22, 2011), and a 4.75% maximum sales charge will be used to calculate performance for periods based on subscriptions made on or after February 22, 2011.
‡	Fund returns include a CDSC of up to 5% if redeemed within 5 years of purchase.
§	Fund returns include a CDSC of 1% if redeemed within 12 months of purchase.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 7

SCHEDULE OF INVESTMENTS	September 30, 2012
LARGE CAP VALUE FUND

	Shares	Value

COMMON STOCKS† - 95.6%

FINANCIALS - 23.9%
Wells Fargo & Co.	51,462	$1,776,982
Aon plc	26,650	1,393,529
Berkshire Hathaway, Inc. — Class A*	10	1,327,001
U.S. Bancorp	37,692	1,292,835
JPMorgan Chase & Co.	25,593	1,036,005
American International Group, Inc.*	31,462	1,031,639
Allstate Corp.	22,930	908,257
State Street Corp.	18,630	781,715
BB&T Corp.	22,792	755,783
Progressive Corp.	28,730	595,860
Total Financials		10,899,606
ENERGY - 17.3%
Chevron Corp.	15,400	1,795,024
Williams Companies, Inc.	40,400	1,412,788
McDermott International, Inc.*	83,462	1,019,906
Apache Corp.	10,289	889,689
Halliburton Co.	21,860	736,463
Exxon Mobil Corp.	7,660	700,507
ConocoPhillips	9,920	567,225
Chesapeake Energy Corp.	18,250	344,378
Phillips 66	4,940	229,068
WPX Energy, Inc.*	13,450	223,136
Total Energy		7,918,184
INFORMATION TECHNOLOGY - 13.5%
Western Union Co.	86,990	1,584,958
Computer Sciences Corp.	42,270	1,361,517
TE Connectivity Ltd.	35,800	1,217,558
Cisco Systems, Inc.	48,780	931,210
Hewlett-Packard Co.	34,701	591,999
NetApp, Inc.*	10,240	336,691
Mercury Computer Systems, Inc.*	10,920	115,970
Total Information Technology		6,139,903
INDUSTRIALS - 11.1%
Republic Services, Inc. — Class A	34,890	959,824
URS Corp.	26,741	944,225
United Technologies Corp.	11,640	911,296
Equifax, Inc.	18,700	871,046
Quanta Services, Inc.*	28,160	695,552
Parker Hannifin Corp.	7,490	626,014
GeoEye, Inc.*	1,717	45,380
Total Industrials		5,053,337

HEALTH CARE - 9.3%
Aetna, Inc.	38,290	1,516,284
Covidien plc	16,060	954,285
Forest Laboratories, Inc.*	19,350	689,054
UnitedHealth Group, Inc.	11,200	620,592
Teva Pharmaceutical Industries Ltd. ADR	11,520	477,043
Total Health Care		4,257,258
CONSUMER STAPLES - 7.8%
CVS Caremark Corp.	24,490	1,185,806
Wal-Mart Stores, Inc.	15,440	1,139,471
Mondelez International, Inc. — Class A	22,770	941,540
Costco Wholesale Corp.	2,790	279,349
Total Consumer Staples		3,546,166
CONSUMER DISCRETIONARY - 6.4%
Time Warner, Inc.	31,720	1,437,868
Lowe’s Companies, Inc.	39,050	1,180,872
DeVry, Inc.	13,020	296,335
Total Consumer Discretionary		2,915,075
UTILITIES - 3.3%
Edison International	33,220	1,517,822
MATERIALS - 2.1%
Dow Chemical Co.	33,680	975,373
TELECOMMUNICATION SERVICES - 0.9%
Windstream Corp.	42,286	427,511
Total Common Stocks
(Cost $36,401,483)		43,650,235
EXCHANGE TRADED FUNDS† - 1.0%
iShares Russell 1000 Value Index Fund	6,290	454,012
Total Exchange Traded Funds
(Cost $455,049)		454,012
Total Investments - 96.6%
(Cost $36,856,532)		$44,104,247
Other Assets & Liabilities, net - 3.4%		1,550,974
Total Net Assets - 100.0%		$45,655,221

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
ADR — American Depositary Receipt
plc — Public Limited Company

8 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

STATEMENT OF ASSETS
AND LIABILITIES

September 30, 2012

Assets:
Investments, at value
(cost $36,856,532)	$44,104,247
Cash	1,599,853
Prepaid expenses	18,925
Receivables:
Dividends	92,014
Investment advisor	18,568
Fund shares sold	4,906
Total assets	45,838,513
Liabilities:
Payable for:
Fund shares redeemed	58,658
Securities purchased	34,869
Management fees	24,879
Transfer agent/maintenance fees	24,103
Distribution and service fees	10,487
Fund accounting/administration fees	3,636
Directors’ fees*	2,188
Miscellaneous	24,472
Total liabilities	183,292
Net assets	$45,655,221
Net assets consist of:
Paid in capital	$52,312,322
Undistributed net investment income	410,957
Accumulated net realized loss on investments	(14,315,773)
Net unrealized appreciation on investments	7,247,715
Net assets	$45,655,221
A-Class:
Net assets	$41,172,537
Capital shares outstanding	1,317,535
Net asset value per share	$31.25
Maximum offering price per share
(Net asset value divided by 95.25%)	$32.81
B-Class:
Net assets	$2,225,740
Capital shares outstanding	77,052
Net asset value per share	$28.89
C-Class:
Net assets	$2,256,944
Capital shares outstanding	77,027
Net asset value per share	$29.30

STATEMENT OF
OPERATIONS

Year Ended September 30, 2012

Investment Income:
Dividends	$1,000,110
Interest	123
Total investment income	1,000,233
Expenses:
Management fees	318,827
Transfer agent/maintenance fees
A-Class	125,288
B-Class	22,149
C-Class	7,501
Distribution and service fees:
A-Class	110,409
C-Class	21,948
Fund accounting/administration fees	46,597
Printing expenses	87,967
Registration fees	42,041
Taxes	14,966
Directors’ fees*	5,965
Custodian fees	4,054
Miscellaneous	24,843
Total expenses	832,555
Less:
Expenses waived/reimbursed by Advisor	(243,289)
Net expenses	589,266
Net investment income	410,967
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	729,787
Options written	13,393
Net realized gain	743,180
Net change in unrealized appreciation
(depreciation) on:
Investments	10,773,914
Options written	(3,027)
Net change in unrealized appreciation
(depreciation)	10,770,887
Net realized and unrealized gain	11,514,067
Net increase in net assets resulting from operations	$11,925,034

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.
SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 9

LARGE CAP VALUE FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2012	2011
Increase (Decrease) In Net Assets From Operations:
Net investment income	$410,967	$292,854
Net realized gain on investments	743,180	2,275,610
Net change in unrealized appreciation (depreciation) on investments	10,770,887	(4,788,636)
Net increase (decrease) in net assets resulting from operations	11,925,034	(2,220,172)

Distributions to shareholders from:
Net investment income
A-Class	(251,554)	(200,254)
B-Class	(26,960)	(26,785)
Total distributions to shareholders	(278,514)	(227,039)

Capital share transactions:
Proceeds from sale of shares
A-Class	7,559,026	14,217,717
B-Class	68,184	730,970
C-Class	323,597	649,484
Distributions reinvested
A-Class	240,550	192,037
B-Class	26,940	26,436
Cost of shares redeemed
A-Class	(18,134,618)	(18,820,880)
B-Class	(1,198,006)	(2,146,301)
C-Class	(607,875)	(1,014,558)
Net decrease from capital share transactions	(11,722,202)	(6,165,095)
Net decrease in net assets	(75,682)	(8,612,306)

Net assets:
Beginning of year	45,730,903	54,343,209
End of year	$45,655,221	$45,730,903
Undistributed net investment income at end of year	$410,957	$278,504

Capital share activity:
Shares sold
A-Class	263,961	486,210	1
B-Class	2,685	26,701	1
C-Class	11,968	23,897	1
Shares issued from reinvestment of distributions
A-Class	8,936	6,733	1
B-Class	1,085	1,003	1
Shares redeemed
A-Class	(624,917)	(652,549)[1]
B-Class	(44,597)	(80,894)[1]
C-Class	(22,167)	(38,058)[1]
Net decrease in shares	(403,046)	(226,957)[1]

[1]	The share activity for the period October 1, 2010 through April 8, 2011 has been restated to reflect a 1:4 reverse share split effective April 8, 2011.

10 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
A-Class	2012	2011[g]	2010[g]	2009[g]	2008[g]
Per Share Data
Net asset value, beginning of period	$24.58	$26.08	$24.92	$26.88	$36.72
Income (loss) from investment operations:
Net investment income[a]	.25	.16	.12	.20	.20
Net gain (loss) on investments (realized and unrealized)	6.58	(1.54)	1.24	(1.80)	(8.56)
Total from investment operations	6.83	(1.38)	1.36	(1.60)	(8.36)
Less distributions from:
Net investment income	(.16)	(.12)	(.20)	(.20)	(.16)
Net realized gains	—	—	—	(.16)	(1.32)
Total distributions	(.16)	(.12)	(.20)	(.36)	(1.48)
Net asset value, end of period	$31.25	$24.58	$26.08	$24.92	$26.88

Total Return[b]	27.90%	(5.38%)	5.46%	(5.59%)	(23.45%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$41,173	$41,036	$47,718	$38,008	$66,902
Ratios to average net assets:
Net investment income	0.86%	0.56%	0.46%	0.88%	0.68%
Total expenses[c]	1.65%	1.52%	1.59%	1.70%	1.36%
Net expenses[d]	1.18%	1.15%	1.18%	1.25%	1.25%
Portfolio turnover rate	16%	26%	29%	25%	48%

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
B-Class	2012[f]	2011[f,g]	2010[f,g]	2009[f,g]	2008[f,g]
Per Share Data
Net asset value, beginning of period	$22.75	$24.16	$23.12	$25.16	$34.32
Income (loss) from investment operations:
Net investment income[a]	.29	.21	.16	.24	.28
Net gain (loss) on investments (realized and unrealized)	6.09	(1.46)	1.16	(1.84)	(8.08)
Total from investment operations	6.38	(1.25)	1.32	(1.60)	(7.80)
Less distributions from:
Net investment income	(.24)	(.16)	(.28)	(.28)	(.04)
Net realized gains	—	—	—	(.16)	(1.32)
Total distributions	(.24)	(.16)	(.28)	(.44)	(1.36)
Net asset value, end of period	$28.89	$22.75	$24.16	$23.12	$25.16

Total Return[b]	28.23%	(5.22%)	5.78%	(5.91%)	(23.39%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,226	$2,682	$4,132	$4,802	$8,097
Ratios to average net assets:
Net investment income	1.10%	0.78%	0.68%	1.16%	0.93%
Total expenses[c]	1.93%	1.29%	1.33%	1.47%	1.11%
Net expenses[d]	0.93%	0.90%	0.94%	1.00%	1.00%
Portfolio turnover rate	16%	26%	29%	25%	48%

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 11

LARGE CAP VALUE FUND

FINANCIAL HIGHLIGHTS (concluded)

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
C-Class	2012	2011[g]	2010[g]	2009[g]	2008[g]
Per Share Data
Net asset value, beginning of period	$23.08	$24.60	$23.48	$25.40	$34.88
Income (loss) from investment operations:
Net investment income (loss)[a]	.03	(.05)	(.08)	.04	(—)[e]
Net gain (loss) on investments (realized and unrealized)	6.19	(1.47)	1.20	(1.80)	(8.16)
Total from investment operations	6.22	(1.52)	1.12	(1.76)	(8.16)
Less distributions from:
Net realized gains	—	—	—	(.16)	(1.32)
Total distributions	—	—	—	(.16)	(1.32)
Net asset value, end of period	$29.30	$23.08	$24.60	$23.48	$25.40

Total Return[b]	26.95%	(6.18%)	4.77%	(6.80%)	(24.09%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,257	$2,013	$2,493	$3,128	$4,410
Ratios to average net assets:
Net investment income (loss)	0.12%	(0.20%)	(0.31%)	0.14%	(0.07%)
Total expenses[c]	2.45%	2.27%	2.33%	2.46%	2.11%
Net expenses[d]	1.93%	1.90%	1.94%	2.00%	2.00%
Portfolio turnover rate	16%	26%	29%	25%	48%

[a]	Net investment income (loss) per share was computed using average shares outstanding throughout the year.
[b]	Total return does not reflect the impact of any applicable sales charges and has not been annualized.
[c]	Does not include expenses of the underlying funds in which the Fund invests.
[d]	Net expense information reflects the expense ratios after expense waivers and reimbursements, as applicable.
[e]	Net investment loss is less than $0.01 per share.
[f]	Effective August 1, 2007, B-Class shares ceased charging 12b-1 fess in accordance with FINRA sales cap regulations. Per share information reflects this change. This fee will be reinstated when sales exceed the sales cap limit.
[g]	Per share amounts for years ended September 30, 2008 – September 30, 2010 and the period October 1, 2010 through April 8, 2011 have been restated to reflect a 1:4 reverse share split effective April 8, 2011.

12 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

MANAGER’S COMMENTARY (Unaudited)	September 30, 2012

To Our Shareholders:

For the fiscal year ended September 30, 2012, the Large Cap Value Institutional Fund returned 27.38%1, while the benchmark, the Russell 1000® Value Index returned 30.92%.

Our strategy is to select securities of companies that appear undervalued by the overall market relative to assets, earnings, growth potential or cash flows. Our investment approach is a defined and disciplined process with three key philosophical tenets that drive our investment decisions: a valuation focus, a long-term investment horizon and an opportunistic approach.

Our investment process is fundamentally driven and quantitatively aided. We use proprietary screens to identify potential companies for investment and then perform rigorous fundamental analysis to identify the best ideas. Through this fundamental research, we determine an estimate of intrinsic value and a corresponding valuation target for each company. We construct the portfolio based on the level of conviction generated by the bottom-up analysis and the upside/downside profile associated with each company.

The portfolio’s performance was helped by good stock selection in the Consumer Staples sector and an underweight in the Utilities sector. Utilities have a rich valuation, and the underweight has benefited the portfolio over the period. However, these benefits were not enough to offset poor stock selection in the Health Care and Industrials sectors, despite an overweight in the Industrials sector that contributed to performance.

The holdings contributing most to portfolio performance over the period were Equifax, Inc., Williams Companies, Inc. and Lowe’s Companies, Inc. The main detractors were DeVry, Inc., Hospira, Inc. and Hewlett-Packard Co.

We remain focused on searching for companies we think have good long-term fundamental prospects and attractive valuations that are likely to generate strong performance relative to the broader market, regardless of macroeconomic events.

We appreciate your business and the trust you place in us.

Sincerely,

Mark A. Mitchell, CFA, Portfolio Manager

Performance displayed represents past performance which is no guarantee of future results.

1 Performance figures do not reflect deduction of taxes that a shareholder would pay on distributions or the redemption of shares. Fee waivers and/or reimbursements reduce Fund expenses and, in the absence of such waivers, the performance quoted would be reduced.

This fund may not be suitable for all investors. • An investment in the Fund will fluctuate and is subject to investment risks, which means an investor could lose money. • The intrinsic value of the underlying stocks may never be realized or the stock may decline in value. The Fund is subject to risk that large-captialization stocks may under perform other segments of the equity market or the equity markets as a whole.

The opinions and forecasts expressed may not actually come to pass. This information is subject to change at any time, based on market and other conditions, and should not be construed as a recommendation of any specific security or strategy.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 13

PERFORMANCE REPORT AND FUND PROFILE (Unaudited)	September 30, 2012

LARGE CAP VALUE INSTITUTIONAL FUND

OBJECTIVE: Seeks long-term growth of capital.

Cumulative Fund Performance*

Average Annual Returns*

Periods Ended 09/30/12

		Since Inception
	1 Year	(07/11/08)
Large Cap Value
Institutional Fund	27.38%	3.70%
Russell 1000 Value Index	30.92%	4.83%

Holdings Diversification

(Market Exposure as % of Net Assets)

“Holdings Diversification (Market Exposure as % of Net Assets)” excludes any temporary cash investments.

Inception Date:
July 11, 2008

Ten Largest Holdings (% of Total Net Assets)
Chevron Corp.	3.9%
Wells Fargo & Co.	3.5%
Western Union Co.	3.5%
Edison International	3.3%
Aetna, Inc.	3.2%
Time Warner, Inc.	3.1%
Williams Companies, Inc.	3.0%
Aon plc	3.0%
Mondelez International, Inc. —
Class A	3.0%
U.S. Bancorp	2.9%
Top Ten Total	32.4%

“Ten Largest Holdings” exclude any temporary cash or derivative investments.

*	The performance data above represents past performance that is not predictive of future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Returns are historical and include changes in principal and reinvested dividends and capital gains and do not reflect the effect of taxes. The Russell 1000 Value Index is an unmanaged index and, unlike the Fund, has no management fees or operating expenses to reduce its reported return.

14 | THE GUGGENHEIM FUNDS ANNUAL REPORT

SCHEDULE OF INVESTMENTS	September 30, 2012
LARGE CAP VALUE INSTITUTIONAL FUND

	Shares	Value

COMMON STOCKS† - 93.3%

FINANCIALS - 22.3%
Wells Fargo & Co.	3,043	$105,076
Aon plc	1,720	89,939
U.S. Bancorp	2,541	87,156
American International Group, Inc.*	1,998	65,514
Berkshire Hathaway, Inc. — Class B*	700	61,740
Allstate Corp.	1,490	59,019
JPMorgan Chase & Co.	1,376	55,700
BB&T Corp.	1,551	51,431
State Street Corp.	1,200	50,352
Progressive Corp.	1,900	39,406
Total Financials		665,333
ENERGY - 17.0%
Chevron Corp.	990	115,395
Williams Companies, Inc.	2,590	90,572
McDermott International, Inc.*	5,533	67,614
Apache Corp.	658	56,897
Halliburton Co.	1,360	45,818
Exxon Mobil Corp.	480	43,896
ConocoPhillips	660	37,739
Chesapeake Energy Corp.	1,100	20,757
Phillips 66	330	15,302
WPX Energy, Inc.*	863	14,317
Total Energy		508,307
INFORMATION TECHNOLOGY - 13.0%
Western Union Co.	5,650	102,943
Computer Sciences Corp.	2,500	80,525
TE Connectivity Ltd.	2,310	78,563
Cisco Systems, Inc.	3,000	57,270
Hewlett-Packard Co.	2,345	40,006
NetApp, Inc.*	650	21,372
Mercury Computer Systems, Inc.*	710	7,540
Total Information Technology		388,219
INDUSTRIALS - 10.9%
URS Corp.	1,732	61,157
Republic Services, Inc. — Class A	2,160	59,422
United Technologies Corp.	750	58,718
Equifax, Inc.	1,245	57,992
Quanta Services, Inc.*	1,850	45,695
Parker Hannifin Corp.	490	40,954
GeoEye, Inc.*	101	2,669
Total Industrials		326,607
HEALTH CARE - 8.9%
Aetna, Inc.	2,420	95,832
Covidien plc	1,040	61,797
Forest Laboratories, Inc.*	1,100	39,171
UnitedHealth Group, Inc.	690	38,233
Teva Pharmaceutical Industries Ltd. ADR	720	29,815
Total Health Care		264,848
CONSUMER STAPLES - 8.6%
Mondelez International, Inc. — Class A	2,150	88,903
CVS Caremark Corp.	1,570	76,019
Wal-Mart Stores, Inc.	960	70,848
Costco Wholesale Corp.	215	21,527
Total Consumer Staples		257,297
CONSUMER DISCRETIONARY - 6.3%
Time Warner, Inc.	2,040	92,473
Lowe’s Companies, Inc.	2,530	76,507
DeVry, Inc.	850	19,346
Total Consumer Discretionary		188,326
UTILITIES - 3.3%
Edison International	2,130	97,320
MATERIALS - 2.1%
Dow Chemical Co.	2,190	63,422
TELECOMMUNICATION SERVICES - 0.9%
Windstream Corp.	2,530	25,578
Total Common Stocks
(Cost $2,314,333)		2,785,257
EXCHANGE TRADED FUNDS† - 2.0%
iShares Russell 1000 Value Index Fund	810	58,466
Total Exchange Traded Funds
(Cost $56,672)		58,466
Total Investments - 95.3%
(Cost $2,371,005)		$2,843,723
Other Assets & Liabilities, net - 4.7%		140,059
Total Net Assets - 100.0%		$2,983,782

*	Non-income producing security.
†	Value determined based on Level 1 inputs — See Note 4.
ADR — American Depositary Receipt
plc — Public Limited Company

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 15

LARGE CAP VALUE INSTITUTIONAL FUND

STATEMENT OF ASSETS
AND LIABILITIES

September 30, 2012

Assets:
Investments, at value
(cost $2,371,005)	$2,843,723
Cash	134,520
Prepaid expenses	13,521
Receivables:
Investment advisor	9,289
Dividends	5,952
Fund shares sold	1,345
Total assets	3,008,350
Liabilities:
Payable for:
Professional fees	9,539
Transfer agent/maintenance fees	4,318
Fund accounting/administration fees	2,355
Securities purchased	2,319
Management fees	1,591
Directors’ fees*	496
Miscellaneous	3,950
Total liabilities	24,568
Net assets	$2,983,782
Net assets consist of:
Paid in capital	$2,634,221
Undistributed net investment income	26,005
Accumulated net realized loss on investments	(149,162)
Net unrealized appreciation on investments	472,718
Net assets	$2,983,782
Capital shares outstanding	263,826
Net asset value per share	$11.31

STATEMENT OF
OPERATIONS

Year Ended September 30, 2012

Investment Income:
Dividends	$59,470
Interest	9
Total investment income	59,479
Expenses:
Management fees	18,797
Transfer agent/maintenance fees	25,021
Fund accounting/administration fees	25,067
Registration fees	22,008
Printing expenses	17,418
Custodian fees	2,022
Taxes	2,005
Directors’ fees*	160
Miscellaneous	5,775
Total expenses	118,273
Less:
Expenses waived/reimbursed by Advisor	(88,487)
Net expenses	29,786
Net investment income	29,693
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	78,800
Options written	917
Net realized gain	79,717
Net change in unrealized appreciation
(depreciation) on:
Investments	576,913
Options written	(207)
Net change in unrealized appreciation
(depreciation)	576,706
Net realized and unrealized gain	656,423
Net increase in net assets resulting from operations	$686,116

*	Relates to Directors not deemed “interested persons” within the meaning of Section 2(a)(19) of the 1940 Act.

16 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

LARGE CAP VALUE INSTITUTIONAL FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	September 30,	September 30,
	2012	2011

Increase (Decrease) In Net Assets From Operations:
Net investment income	$29,693	$24,203
Net realized gain on investments	79,717	138,182
Net change in unrealized appreciation (depreciation) on investments	576,706	(275,266)
Net increase (decrease) in net assets resulting from operations	686,116	(112,881)

Distributions to shareholders from:
Net investment income	(22,000)	(21,441)
Total distributions to shareholders	(22,000)	(21,441)

Capital share transactions:
Proceeds from sale of shares	604,529	504,215
Distributions reinvested	22,000	21,441
Cost of shares redeemed	(871,351)	(657,796)
Net decrease from capital share transactions	(244,822)	(132,140)
Net increase (decrease) in net assets	419,294	(266,462)

Net assets:
Beginning of year	2,564,488	2,830,950
End of year	$2,983,782	$2,564,488
Undistributed net investment income at end of year	$26,005	$18,160

Capital share activity:
Shares sold	55,562	47,687
Shares issued from reinvestment of distributions	2,249	2,080
Shares redeemed	(80,397)	(63,428)
Net decrease in shares	(22,586)	(13,661)

SEE NOTES TO FINANCIAL STATEMENTS.	THE GUGGENHEIM FUNDS ANNUAL REPORT | 17

LARGE CAP VALUE INSTITUTIONAL FUND

FINANCIAL HIGHLIGHTS

This table is presented to show selected data for a share outstanding throughout each period and to assist shareholders in evaluating a Fund’s performance for the periods presented.

	Year Ended	Year Ended	Year Ended	Year Ended	Period Ended
	September 30,	September 30,	September 30,	September 30,	September 30,
	2012	2011	2010	2009	2008[a]
Per Share Data
Net asset value, beginning of period	$8.95	$9.43	$8.89	$9.61	$10.00
Income (loss) from investment operations:
Net investment income[b]	.11	.08	.06	.09	.03
Net gain (loss) on investments (realized and unrealized)	2.33	(.49)	.56	(.76)	(.42)
Total from investment operations	2.44	(.41)	.62	(.67)	(.39)
Less distributions from:
Net investment income	(.08)	(.07)	(.08)	(.05)	—
Total distributions	(.08)	(.07)	(.08)	(.05)	—
Net asset value, end of period	$11.31	$8.95	$9.43	$8.89	$9.61

Total Return[c]	27.38%	(4.40%)	7.00%	(6.89%)	(3.90%)
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,984	$2,564	$2,831	$2,718	$2,878
Ratios to average net assets:
Net investment income	1.03%	0.80%	0.63%	1.22%	1.17%
Total expenses[d]	4.09%	3.44%	3.18%	2.37%	2.33%
Net expenses[e]	1.03%	0.96%	0.97%	0.98%	0.98%
Portfolio turnover rate	19%	24%	26%	45%	35%

[a]	Since commencement of operations: July 11, 2008. Percentage amounts for the period, except total return and portfolio turnover rate, have been annualized.
[b]	Net investment income per share was computed using average shares outstanding throughout the period.
[c]	Not annualized.
[d]	Does not include expenses of the underlying funds in which the Fund invests.
[e]	Net expense information reflects the expense ratios after expense waivers, and reimbursements, as applicable.

18 | THE GUGGENHEIM FUNDS ANNUAL REPORT	SEE NOTES TO FINANCIAL STATEMENTS.

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting Policies

Organization

Security Large Cap Value Fund (the “Trust”) is registered under the Investment Company Act of 1940 (“1940 Act”), as amended, as a non-diversified open-ended management investment company of the series type. The Trust is authorized to issue an unlimited number of shares. The shares of the Trust are currently issued in multiple series, with each series, in effect, representing a separate Fund. The Trust accounts for the assets of each Fund separately.

The Trust offers a combination of four separate classes of shares, A-Class shares, B-Class shares, C-Class shares and Institutional Class shares. Sales of shares of each Class are made without a front-end sales charge at the net asset value per share (the “NAV”), with the exception of A-Class shares. A-Class shares are sold at the NAV, plus the applicable front-end sales charge. The sales charge varies depending on the amount purchased, but will not exceed 4.75%. Prior to February 22, 2011, the maximum sales charge was 5.75%. A-Class share purchases of $1 million or more are exempt from the front-end sales charge but have a 1% CDSC if shares are redeemed within 12 months of purchase. B-Class shares were offered without a front-end sales charge, but were subject to a CDSC for five years and convert to A-Class shares after eight years. Effective January 4, 2010, subscriptions for B-Class shares are no longer accepted. C-Class shares have a 1% CDSC if shares are redeemed within 12 months of purchase. Institutional Class shares are offered primarily for direct investment by institutions such as pension and profit sharing plans, endowments, foundations and corporations. Institutional Class shares have a minimum initial investment of $2 million and a minimum account balance of $1 million. Institutional Class shares are offered without a front-end sales charge or a CDSC.

At September 30, 2012, the Trust consisted of the Large Cap Value Fund and Large Cap Value Institutional Fund (the “Funds”).

Guggenheim Investments (“GI”) provides advisory, administrative and accounting services to the Funds. Rydex Fund Services, LLC (“RFS”) acts as the transfer agent to the Funds. Rydex Distributors, LLC (“RDL”) acts as principal underwriter to the Funds. GI, RFS and RDL are affiliated entities.

Significant Accounting Policies

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

A. Valuations of the Funds’ securities are supplied by pricing services approved by the Board of Directors. The Trust’s officers, through the Valuation Committee under the general supervision of the Board of Directors, regularly review procedures used by, and valuations provided by, the pricing services.

Equity securities listed on an exchange (New York Stock Exchange (“NYSE”) or American Stock Exchange) are valued at the last quoted sales price as of the close of business on the NYSE, usually 4:00 p.m. on the valuation date. Equity securities listed on the NASDAQ market system are valued at the NASDAQ Official Closing Price on the valuation date, which may not necessarily represent the last sale price. If there has been no sale on such exchange or NASDAQ on such day, the security is valued at the closing bid price on such day.

Listed options are valued at the Official Settlement Price listed by the exchange, usually as of 4:00 p.m. Long options are valued using the bid price and short options are valued using the ask price. In the event that a settlement price is not available, fair valuation is enacted. Over-the-counter options are valued using the average bid price (for long options), or average ask price (for short options) obtained from one or more security dealers.

Investments for which market quotations are not readily available are fair valued as determined in good faith by GI under the direction of the Board of Directors using methods established or ratified by the Board of Directors. These methods include, but are not limited to: (i) obtaining general information as to how these securities and assets trade; (ii) in connection with futures contracts and options thereupon, and other derivative investments, obtaining information as to how (a) these contracts and other derivative investments trade in the futures or other derivative markets, respectively, and (b) the securities underlying these contracts and other derivative investments trade in the cash market; and (iii) obtaining other information and considerations, including current values in related markets.

B. The Funds wrote call options on a covered basis and put options on securities that are traded on recognized securities exchanges and over-the-counter markets. Call and put options on securities give the writer the obligation to sell or purchase a security at a specified price, until a certain date. The risk in writing a covered call option is that a Fund may forego the opportunity for profit if the market price of the underlying security increases and the option is exercised. The risk in writing a covered put option is that a Fund may incur a loss if the market price of the underlying

THE GUGGENHEIM FUNDS ANNUAL REPORT | 19

NOTES TO FINANCIAL STATEMENTS (continued)

security decreases and the option is exercised. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market or, for over-the-counter options, because of the counterparty’s inability to perform. An amount equal to the premium received is entered in the Fund’s accounting records as an asset and equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires, or if a Fund enters into a closing purchase transaction, it realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was sold).

C. Securities transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discount, is accrued on a daily basis.

D. Interest and dividend income, most expenses, all realized gains and losses, and all unrealized gains and losses are allocated to the classes based upon the value of the outstanding shares in each class. Certain costs, such as distribution and service fees relating to A-Class shares, B-Class shares and C-Class shares and transfer agent fees related to each class, are charged directly to specific classes. In addition, other expenses common to various funds within the fund complex are generally allocated amongst such funds on the basis of average net assets.

E. Distributions of net investment income and net realized gains, if any, are declared and paid at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations which may differ from U.S. GAAP.

F. Under the fee arrangement with the custodian, the Funds may earn credits based on overnight custody cash balances. These credits are utilized to reduce related custodial expenses. The custodian fees disclosed in the Statements of Operations are before the reduction in expense from the related earnings credits, if any. For the year ended September 30, 2012, there were no earnings credits received.

G. Under the Funds’ organizational documents, its Officers and Directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, throughout the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds and/or their affiliates that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.

2. Fees and Other Transactions with Affiliates

Management fees are paid monthly to GI, based on the following annual rates:

Management Fees
(as a % of net assets)
Large Cap Value Fund	0.65%
Large Cap Value Institutional Fund	0.65%

GI also acts as the administrative agent for the Funds, and as such performs administrative functions and the bookkeeping, accounting and pricing functions for each Fund. For these services, GI receives the following:

Fund Accounting/
Administrative Fees
(as a % of net assets)
Large Cap Value Fund	0.095%
Large Cap Value Institutional Fund	0.095%

Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

RFS is paid the following for providing transfer agent service to the Funds. Effective February 1, 2012, transfer agent fees are assessed to the applicable Class of each Fund in which they were incurred. Prior to February 1, 2012, transfer agent fees were aggregated by the Fund and allocated based on the daily net assets of each Class of the Fund.

Annual charge per account	$5.00 – $8.00
Transaction fee	$0.60 – $1.10
Minimum annual charge per Fund	$25,000
Certain out-of-pocket charges	Varies

The investment advisory contracts for the following Funds provide that the total expenses be limited to a percentage of average net assets for each class of shares, exclusive of brokerage costs, dividends on securities sold short, expenses of other investment

20 | the GUGGENHEIM FUNDS annual report

NOTES TO FINANCIAL STATEMENTS (continued)

companies in which a Fund invests, interest, taxes, litigation, indemnification and extraordinary expenses (as determined under U.S. GAAP) The limits are listed below:

		Effective	Contract
	Limit	Date	End Date
Large Cap Value Fund – A-Class	1.15%	02/01/11	02/01/13
Large Cap Value Fund – B-Class	1.90%	02/01/11	02/01/13
Large Cap Value Fund – C-Class	1.90%	02/01/11	02/01/13
Large Cap Value Institutional Fund	0.96%	02/01/11	02/01/13

GI is entitled to reimbursement by the Funds for fees waived or expenses reimbursed during any of the previous 36 months, beginning on the date of the expense limitation agreement, if on any day the estimated operating expenses are less than the indicated percentages. At September 30, 2012, the amount of fees waived or expenses reimbursed that are subject to recoupment are presented in the following table:

	Fees Waived	Expires In
Large Cap Value Fund	$243,289	2015
	204,153	2014
	204,444	2013
	$651,886

Large Cap Value Institutional Fund	$88,487	2015
	75,252	2014
	61,962	2013
	$225,701

For the year ended September 30, 2012, no amounts were recouped by GI.

The Funds have adopted Distribution Plans related to the offering of A-Class, B-Class and C-Class shares pursuant to Rule 12b-1 under the 1940 Act. The plans provide for payments at an annual rate of 0.25% of the average daily net assets of each Fund’s A-Class shares and 1.00% of the average daily net assets of each Fund’s B-Class and C-Class shares. Effective August 1, 2007, the Large Cap Value Fund ceased charging 12b-1 fees on B-Class shares in accordance with the FINRA sales cap regulations. These fees may be reinstated at any time.

During the year ended September 30, 2012, RDL retained sales charges of $15,673 relating to sales of A-Class shares of the Fund.

Certain officers and directors of the Trust are also officers of GI, RFS and RDL.

At September 30, 2012, GI and its subsidiaries owned over five percent of the outstanding shares of the Fund, as follows:

Percent of
outstanding
shares owned
Large Cap Value Fund	26%
Large Cap Value Institutional Fund	99%

3. Federal Income Tax Information

The Funds intend to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Funds from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax is required.

Tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds’ tax positions taken, or to be taken, on Federal income tax returns for all open tax years (fiscal years 2009 – 2012), and has concluded that no provision for income tax is required in the Funds’ financial statements.

THE GUGGENHEIM FUNDS annual report | 21

NOTES TO FINANCIAL STATEMENTS (continued)

The RIC Modernization Act of 2010 was signed into law on December 22, 2010 and seeks to simplify some of the tax provisions applicable to regulated investment companies and the tax reporting to their shareholders, and to improve the tax efficiency of certain fund structures. The changes were generally effective for taxable years beginning after the date of enactment.

One of the more prominent changes addressed capital loss carryforwards. Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. Under pre-enactment law, capital losses could be carried forward for eight years, and carried forward as short-term capital, irrespective of the character of the original loss. As a result of this ordering rule, pre-enactment capital loss carryforwards may potentially expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The tax character of distributions paid during the year ended September 30, 2012 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Large Cap Value Fund	$278,514	$—	$278,514
Large Cap Value Institutional Fund	22,000	—	22,000

The tax character of distributions paid during the year ended September 30, 2011 was as follows:

	Ordinary	Long-Term	Total
Fund	Income	Capital Gain	Distributions
Large Cap Value Fund	$227,039	$—	$227,039
Large Cap Value Institutional Fund	21,441	—	21,441

Note: For federal income tax purposes, short term capital gain distributions are treated as ordinary income distributions.

The tax character of distributable earnings/(accumulated losses) at September 30, 2012 was as follows:

	Undistributed	Undistributed	Accumulated	Net Unrealized	Total
	Ordinary	Long-Term	Capital and	Appreciation/	Accumulated
Fund	Income	Capital Gain	Other Losses*	(Depreciation)**	Earnings/(Deficit)
Large Cap Value Fund	$410,957	$—	$(13,945,889)	$6,877,831	$(6,657,101)
Large Cap Value Institutional Fund	26,005	—	(131,692)	455,248	349,561

* The Fund had net capital loss carryovers as shown below.

** Any differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the tax deferral of wash sale losses, and the differences between book, and tax basis passive foreign investment companies.

For the year ended September 30, 2012 the capital loss carryovers utilized or expired and the accumulated net realized loss on sales of investments for federal income tax purposes which are available to offset future taxable gains are shown in the table below.

	Capital Loss	Capital Loss					Remaining
	Carryovers	Carryovers	Expires in	Expires in	Unlimited		Capital Loss
Fund	Utilized	Expired	2017	2018	Short Term	Long Term	Carryforward
Large Cap Value Fund	$(1,038,793)	$—	$(3,712,379)	$(10,233,510)	$—	$—	$(13,945,889)
Large Cap Value Institutional Fund	(95,054)	—	—	(131,692)	—	—	(131,692)

Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to differences between book and tax treatment of corporate actions and losses deferred due to wash sales. To the extent these differences are permanent, reclassifications are made to the appropriate equity accounts in the period that the differences arise.

22 | the GUGGENHEIM FUNDS annual report

NOTES TO FINANCIAL STATEMENTS (continued)

On the Statements of Assets and Liabilities the following adjustments were made for permanent book/tax differences:

		Undistributed	Accumulated Net
		Net Investment	Realized
	Paid In Capital	Income	Gain
Large Cap Value Fund	$—	$—	$—
Large Cap Value Institutional Fund	(152)	152	—

At September 30, 2012, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value, were as follows:

		Tax	Tax	Net
	Tax	Unrealized	Unrealized	Unrealized
Fund	Cost	Gain	Loss	Gain
Large Cap Value Fund	$37,226,415	$9,210,785	$(2,332,953)	$6,877,832
Large Cap Value Institutional Fund	2,388,475	589,272	(134,024)	455,248

4. Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Fund would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. A three-tier hierarchy is utilized to distinguish between (1) inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Funds’ investments. The inputs are summarized in the three broad levels listed below:

Level 1 — quoted prices in active markets for identical securities.

Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments).

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table summarizes the inputs used to value the Funds’ net assets at September 30, 2012:

	Level 1	Level 2	Level 3
	Investments	Investments	Investments
Assets	In Securities	In Securities	In Securities	Total
Large Cap Value Fund	$44,104,247	$—	$—	$44,104,247
Large Cap Value Institutional Fund	2,843,723	—	—	2,843,723

For the year ended September 30, 2012, there were no transfers between levels.

5. Derivative Investment Holdings Categorized by Risk Exposure

U.S. GAAP requires disclosures to enable investors to better understand how and why the Funds use derivative instruments, how these derivative instruments are accounted for and their effects on the Funds’ financial position and results of operations.

The Funds utilized options to minimally hedge the Funds’ portfolio to increase returns, to maintain exposure to the equity markets, and create liquidity. At September 30, 2012, the Funds had no open derivative contracts.

THE GUGGENHEIM FUNDS annual report | 23

NOTES TO FINANCIAL STATEMENTS (concluded)

The following is a summary of the location of derivative investments on the Funds’ Statements of Operations for the year ended September 30, 2012:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Options Written – equity options	Net realized gain (loss) on options written
Net change in unrealized appreciation (depreciation) on options written

The following is a summary of the Funds’ realized gain (loss) and change in unrealized appreciation (depreciation) on derivative investments recognized on the Statements of Operations categorized by primary risk exposure for the year ended September 30, 2012:

Realized Gain (Loss) on Derivative Investments Recognized in the Statements of Operations
	Options Written
	Equity Contracts	Total
Large Cap Value Fund	$13,393	$13,393
Large Cap Value Institutional Fund	917	917

Change in Unrealized Appreciation (Depreciation) on Derivative Investments Recognized in the Statements of Operations
	Options Written
	Equity Contracts	Total
Large Cap Value Fund	$(3,027)	$(3,027)
Large Cap Value Institutional Fund	(207)	(207)

6. Options Written

Transactions in options written during the year ended September 30, 2012 were as follows:

Written Put Options

	Large Cap Value Fund		Large Cap Value Institutional Fund
	Number of	Premium	Number of	Premium
	Contracts	Amount	Contracts	Amount
Balance at September 30, 2011	73	$13,393	5	$917
Options written	—	—	—	—
Options terminated in closing purchase transactions	—	—	—	—
Options expired	(73)	(13,393)	(5)	(917)
Options exercised	—	—	—	—
Balance at September 30, 2012	—	$—	—	$—

7. Securities Transactions

For the year ended September 30, 2012, the cost of purchases and proceeds from sales of investment securities, excluding government securities and short-term investments, were:

	Purchases	Sales
Large Cap Value Fund	$7,727,183	$20,522,487
Large Cap Value Institutional Fund	524,923	858,261

24 | the GUGGENHEIM FUNDS annual report

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

Security Large Cap Value Fund

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Security Large Cap Value Fund (comprised of Large Cap Value Fund and Large Cap Value Institutional Fund) (the “Funds”) as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the Security Large Cap Value Fund at September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois
November 29, 2012

THE GUGGENHEIM FUNDS ANNUAL REPORT | 25

OTHER INFORMATION (Unaudited)

Tax Information

This information is being provided as required by the Internal Revenue Code. Amounts shown may differ from those elsewhere in the report because of differences in tax and financial reporting practice.

Of the taxable ordinary income distributions paid during the fiscal year ending September 30, 2012, the following funds had the corresponding percentages qualify for the dividends received deduction for corporations:

Fund	% Qualifying
Large Cap Value Fund	100.00%
Large Cap Value Institutional Fund	100.00%

Additionally, the following amounts of taxable ordinary income dividends paid during the fiscal year qualified for the lower income tax rate available to individuals under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Fund	% Qualifying
Large Cap Value Fund	100.00%
Large Cap Value Institutional Fund	100.00%

Proxy Voting Information

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to securities held in the Funds’ portfolios is available, without charge and upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1.800.820.0888. This information is also available from the EDGAR database on the SEC’s website at http://www.sec.gov.

Quarterly Portfolio Schedules Information

The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q; which are available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and that information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. Copies of the portfolio holdings are also available to shareholders, without charge and upon request, by calling 1.800.820.0888.

Office Locations

The offices of Guggenheim Investments can be found in the following locations:

40 East 52nd Street

16th Floor

New York, NY 10022

(Headquarters)

Four Irvington Centre

805 King Farm Boulevard

Suite 600

Rockville, MD 20850

9401 Indian Creek Parkway

40 Corporate Woods

Suite 850

Overland Park, KS 66210

26 | THE GUGGENHEIM FUNDS ANNUAL REPORT

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited)

DIRECTORS

The business address of each director is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)	Principal Occupations
Year Elected***	During Past Five Years

Donald A. Chubb, Jr.** (12-14-46) 1994	Current: Business broker and manager of commercial real estate, Griffith & Blair, Inc. Realtors

Harry W. Craig, Jr.** (05-11-39) 2004

Current: Chairman, CEO, & Director, The Craig Group, Inc.; Managing Member of Craig Family Investments, LLC.

Previous: Prior to November 2009, Chairman, CEO, Secretary and Director, The Martin Tractor Company, Inc.

Jerry B. Farley** (09-20-46) 2005	Current: President, Washburn University

Penny A. Lumpkin** (08-20-39) 1993	Current: Partner, Vivian’s Gift Shop (Corporate Retail); Vice President, Palmer Companies, Inc. (Small Business and Shopping Center Development); PLB (Real Estate Equipment Leasing)

Maynard F. Oliverius** (12-18-43) 1998	Current: President and Chief Executive Officer, Stormont-Vail HealthCare

Donald C. Cacciapaglia* (07-01-51) 2012 (President)	Current: Guggenheim Investments: President and Chief Administrative Officer from February 2010 to present Previous: Channel Capital Group, Inc.; Chairman and CEO from April 2002 to February 2010

*	This Director is deemed to be an “interested person” of the Funds under the 1940 Act, as amended, by reason of his position with the Funds’ Investment Manager and/or the parent of the Investment Manager. This Director is also an officer of the funds.
**	These Directors serve on the Fund’s joint audit committee, the purpose of which is to meet with the independent registered public accounting firm, to review the work of the independent registered public accounting firm, and to oversee the handling by Security Investors of the accounting and financial reporting functions for the Funds.
***	Each Director oversees 32 Security Funds portfolios and serves until the next annual meeting, or until a successor has been duly elected and qualified.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 27

INFORMATION ON BOARD OF DIRECTORS AND OFFICERS (Unaudited) (concluded)

OFFICERS*

The business address of each officer is One Security Benefit Place, Topeka, KS 66636-0001

Name
(Date of Birth)	Principal Occupations
Title – Year Elected	During Past Five Years

Mark P. Bronzo (11-01-60) Vice President - 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director and Chief Compliance Officer, Nationwide Separate Accounts LLC (2003–2008)

Elisabeth Miller (06-06-68) Chief Compliance Officer - 2012

Current: Chief Compliance Officer, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Chief Compliance Officer, Security Equity Fund, Security Income Fund, Security Large Cap Value Fund, Security Mid Cap Growth Fund, and SBL Fund; Chief Compliance Officer, Security Investors, LLC; and Chief Compliance Officer, Rydex Distributors, LLC

Previous: Senior Manager, Security Investors, LLC and Rydex Distributors, LLC (2004–2009)

Nikolaos Bonos (05-30-63) Treasurer - 2010

Current: Senior Vice President, Security Investors, LLC; Chief Executive Officer & Manager, Rydex Specialized Products, LLC; Chief Executive Officer & President, Rydex Fund Services, LLC; Vice President, Rydex Holdings, LLC; Vice President & Treasurer, Rydex Series Funds; Rydex ETF Trust; Rydex Dynamic Funds; and Rydex Variable Trust; and Vice President, Security Benefit Asset Management Holdings, LLC

Previous: Senior Vice President, Security Global Investors, LLC (2010–2011); and Senior Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC

Joseph M. Arruda (09-05-66) Assistant Treasurer - 2010

Current: Vice President, Security Investors, LLC; Chief Financial Officer & Manager, Rydex Specialized Products, LLC; and Assistant Treasurer, Rydex Series Funds; Rydex Dynamic Funds; Rydex ETF Trust; and Rydex Variable Trust

Previous: Vice President, Security Global Investors, LLC (2010–2011); and Vice President, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010)

Amy J. Lee (06-05-61) Vice-President - 2007 Secretary - 1987

Current: Senior Vice President & Secretary, Security Investors, LLC; Secretary & Chief Compliance Officer, Security Distributors, Inc.; Vice President, Associate General Counsel & Assistant Secretary, Security Benefit Life Insurance Company and Security Benefit Corporation; Associate General Counsel, First Security Benefit Life Insurance and Annuity of New York; Vice President & Assistant Secretary, Rydex Series Funds, Rydex ETF Trust, Rydex Dynamic Funds, and Rydex Variable Trust; Vice President & Secretary, Rydex Holdings, LLC Secretary, Advisor Research Center, Inc., Rydex Specialized Products, LLC, Rydex Distributors, LLC and Rydex Fund Services, LLC; and Assistant Secretary, Security Benefit Clinic and Hospital

Previous: Senior Vice President & Secretary, Security Global Investors, LLC (2007–2011); Senior Vice President & Secretary, Rydex Advisors, LLC and Rydex Advisors II, LLC (2010); and Director, Brecek & Young Advisors, Inc. (2004–2008)

Mark A. Mitchell (08-24-64) Vice President - 2003	Current: Portfolio Manager, Security Investors, LLC Previous: Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2003–2010)

Joseph C. O’Connor (07-15-60) Vice President - 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director, Nationwide Separate Accounts LLC (2003–2008)

Daniel W. Portanova (10-02-60) Vice President - 2008	Current: Portfolio Manager, Security Investors, LLC Previous: Managing Director, Nationwide Separate Accounts LLC (2003–2008)

James P. Schier (12-28-57) Vice President - 1998	Current: Senior Portfolio Manager, Security Investors, LLC Previous: Vice President and Senior Portfolio Manager, Security Benefit Life Insurance Company (1998–2010)

David G. Toussaint (10-10-66) Vice President - 2005	Current: Portfolio Manager, Security Investors, LLC Previous: Assistant Vice President and Portfolio Manager, Security Benefit Life Insurance Company (2005–2009)

* Officers serve until the next annual meeting or until a successor has been duly elected and qualified.

28 | THE GUGGENHEIM FUNDS ANNUAL REPORT

GUGGENHEIM INVESTMENTS PRIVACY POLICIES

Rydex Funds, Guggenheim Funds, Rydex Investments, Rydex Distributors, Inc., Security Investors, LLC, Security Distributors, Inc. and Rydex Advisory Services (Collectively “Guggenheim Investments”)

Our Commitment to You

When you become a Guggenheim Investments investor, you entrust us with not only your hard-earned money but also with personal and financial information about you. We recognize that your relationship with us is based on trust and that you expect us to act responsibly and in your best interests. Because we have access to this private information about you, we hold ourselves to the highest standards in its safekeeping and use. This means, most importantly, that we do not sell client information to anyone—whether it is your personal information or if you are a current or former Guggenheim Investments client.

The Information We Collect About You

In the course of doing business with shareholders and investors, we collect nonpublic personal information about you. You typically provide personal information when you complete a Guggenheim Investments account application or when you request a transaction that involves Rydex and Guggenheim Investments funds or one of the Guggenheim Investments affiliated companies. “Nonpublic personal information” is personally identifiable private information about you. For example, it includes information regarding your name and address, Social Security or taxpayer identification number, assets, income, account balance, bank account information and investment activity (e.g., purchase and redemption history).

How We Handle Your Personal Information

As emphasized above, we do not sell information about current or former clients or their accounts to third parties. Nor do we share such information, except when necessary to complete transactions at your request or to make you aware of related investment products and services that we offer. Additional details about how we handle your personal information are provided below. To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals or groups that are not affiliated with Guggenheim Investments. For example, if you ask to transfer assets from another financial institution to Guggenheim Investments, we will need to provide certain information about you to that company to complete the transaction. To alert you to other Guggenheim Investments investment products and services, we may share your information within the Guggenheim Investments family of affiliated companies. This would include, for example, sharing your information within Guggenheim Investments so we can make you aware of new Rydex and Guggenheim Investments funds or the services offered through another Guggenheim Investments affiliated company. In certain instances, we may contract with nonaffiliated companies to perform services for us. Where necessary, we will disclose information we have about you to these third parties. In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities and only for that purpose. And we require these third parties to treat your private information with the same high degree of confidentiality that we do. In certain instances, we may share information with other financial institutions regarding individuals and entities in response to the U.S.A. Patriot Act. Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so or in other circumstances permitted by law.

Opt Out Provisions

We do not sell your personal information to anyone. The law allows you to “opt out” of only certain kinds of information sharing with third parties. The firm does not share personal information about you with any third parties that triggers this opt-out right. This means YOU ARE ALREADY OPTED OUT.

How We Protect Privacy Online

Our concern for the privacy of our shareholders also extends to those who use our web site, guggenheiminvestments.com. Our web site uses some of the most secure forms of online communication available, including encryption technology, Secure Socket Layer (SSL) protocol, firewalls and user names and passwords. These technologies provide a high level of security and privacy when you access your account information or initiate online transactions. The Guggenheim Investments web site offers customized features that require our use of “http cookies”—tiny pieces of information that we ask your browser to store. However, we make very limited use of these cookies. We only use cookies for session management and security features on the Guggenheim Investments web site. We do not use them to pull data from your hard drive, to learn your email address, or to view data in cookies created by other web sites. We will not share the information in our cookies or give others access to it. See the legal information area on our web site for more details about web site security and privacy features.

THE GUGGENHEIM FUNDS ANNUAL REPORT | 29

GUGGENHEIM INVESTMENTS PRIVACY POLICIES (concluded)

How We Safeguard Your Personal Information

We restrict access to nonpublic personal information about shareholders to our employees and in some cases to third parties (for example, the service providers described above) as permitted by law. We maintain strict physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

We’ll Keep You Informed

As required by federal law, we will notify shareholders of our privacy policy annually. We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly. You will also be able to access our privacy policy from our web site at guggenheiminvestments.com. Should you have any questions regarding our privacy policy, contact us at 800.820.0888 or 301.296.5100.

30 | THE GUGGENHEIM FUNDS ANNUAL REPORT

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805 King Farm Boulevard, Suite 600

Rockville, MD 20850

GUGGENHEIMINVESTMENTS.COM

800 820 0888

SBLCV-ANN

Item 2. Code of Ethics.

The registrant’s Board of Directors has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. No substantive amendments were approved or waivers were granted to the Code during the period covered by this report. The Code is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that Maynard Oliverius, a member of the Audit Committee of the Board, is an audit committee financial expert. Mr. Oliverius is “independent” for purposes of this item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $17,230 in 2011 and $11,180 in 2012.

(b)	Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were $124 in 2011 and $3,538 in 2012. These services consisted of financial reporting advisory services.

The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor to the Registrant’s investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant (“Service Affiliates”) which required pre-approval by the Audit Committee were $30,000 in 2011 and $35,000 in 2012, which related to the review of the transfer agent function.

(c)	Tax Fees. The aggregate fees billed to the Registrant in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $6,602 in 2011 and $5,243 in 2012. These services consisted of (i) preparation of U.S. federal, state and excise tax returns; (ii) U.S. federal and state tax planning, advice and assistance regarding statutory, regulatory or administrative developments, (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired and (iv) review of U.S. federal excise distribution calculations.

The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012.

(d)	All Other Fees. The aggregate fees billed to the Registrant in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $0 in 2011 and $0 in 2012

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (d) of this Item, which required pre-approval by the Audit Committee were $0 in 2011 and $0 in 2012

(e)(1)	Audit Committee Pre-Approval Policies and Procedures. The Registrant’s Audit Committee has established policies and procedures for pre-approval of the auditor’s engagements for audit and non-audit services to the Registrant. Pre-approval considerations include whether the proposed services are compatible with maintaining the auditor’s independence as specified in applicable rules.

(e)(2)	Percentage of Non-Audit Services Approved under (c)(7)(i)(C). The percentage of the services described in each of (b) through (d) of this Item 4 (only those that relate to the Registrant) that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X was 0%, 0% and 0%, respectively.

(f)	Not applicable.

(g)	Non-Audit Fees. The aggregate non-audit fees were for audit-related and tax services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $36,726 in 2011 and $40,243 in 2012.

(h)	Auditor Independence. The Registrant’s Audit Committee was provided with information relating to the provision of non-audit services by Ernst & Young, LLP to the Registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved by the Audit Committee so that a determination could be made whether the provision of such services is compatible with maintaining Ernst & Young, LLP’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

The Schedule of Investments is included under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Mangers of Closed-end Management Investment Companies

Not applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant does not currently have in place procedures by which shareholders may recommend nominees to the registrant’s board.

There have been no changes to the procedures by which shareholders may recommend nominees to the registrant’s board.

Item 11. Controls and Procedures.

(a)	The registrant’s President (principal executive officer) and Treasurer (principal financial officer) have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective as of that date in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

(a)(2)	Separate certifications by the President (principal executive officer) and Treasurer (principal financial officer) of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) are attached.

(b)	A certification by the registrant’s President (principal executive officer) and Treasurer (principal financial officer) as required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)) is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Security Large Cap Value Fund

By (Signature and Title)*   /s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia, President

Date December 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Donald C. Cacciapaglia

Donald C. Cacciapaglia, President

Date December 5, 2012

By (Signature and Title)*    /s/ Nikolaos Bonos

Nikolaos Bonos, Treasurer

Date December 5, 2012

* Print the name and title of each signing officer under his or her signature.